                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Glossary of Terms................................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 16
Report of Independent Accountants................ 19
Dividend Reinvestment Plan....................... 20

VKC ANR 8/98

                             LETTER TO SHAREHOLDERS




July 23, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital mutual funds under the single
name of Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds                   [PHOTO]
Inc. Consequently, your Trust's name
will be changing to Van Kampen
California Municipal Trust on August
28. You can be assured that the           DENNIS J. MCDONNELL AND DON G. POWELL
change in your Trust's name will not
affect its management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your Trust or our new name, please contact your financial adviser.

ECONOMIC OVERVIEW
    The economy staged an impressive performance during the past year. Growth surged despite a sharp drop in exports to Asia, inflation was muted, and consumer confidence jumped to a 29-year high. Even Alan Greenspan, chairman of the Federal Reserve Board, has sung the economy's praises.
    For the first three quarters of the reporting period, growth accelerated at a 4 percent annual rate. At the same time, consumer prices rose 1.3 percent. Inflation was tempered by a strong dollar, which slashed import prices and limited price hikes among competing U.S. goods as it climbed to an eight-year high against the Japanese yen. Lower oil prices, increased productivity, and a pending budget surplus also contributed to the lack of price pressures.
    Comforted by the lack of inflation at home and concerned about Asia's financial future, the Fed refrained from raising interest rates during the reporting period. The Asian crisis, otherwise, had a limited impact on the U.S. economy. Heavy consumer spending and a large inventory buildup by manufacturers overcame the drop in exports to the region.
    In California, economic growth continued to outpace the national rate. Employment climbed to a record level in the first quarter of 1998, leading to higher-than-expected personal income tax and retail sales tax revenues. Looking ahead, however, a prolonged decline in exports to Asia coupled with increasing school funding requirements and property tax limits could dampen growth.

MARKET OVERVIEW
    U.S. bonds rallied during the reporting period against the backdrop of benign inflation, steady Fed policy, and the economic crisis in Asia. The yield of the 30-year Treasury

                                                          Continued on page  two
bond, which moves in the opposite direction of its price, fell from 6.78 percent on June 30, 1997, to 5.63 percent a year later. Yields dropped to a record 5.57 percent in June amid heavy buying by investors seeking a safe haven from the Asian tumult.
    Earlier in the reporting period, however, foreign sales of Treasury securities moved bond yields higher and bond prices lower. Fears of a Fed rate hike alternating with disappointment about the lack of a rate cut also created market volatility. The 30-year Treasury bond yield periodically jumped above the pivotal 6.00 percent level, after initially dropping below it in December. By mid-May, bond yields resumed their decline and the rally gained momentum.
    Municipal bonds tracked the movement of Treasuries but did not gain nearly as much in price because their supply far outpaced demand. Foreign investors were not as interested in municipal bonds as they were in Treasuries, because they had no need for the tax-exempt income. In addition, many domestic investors preferred stocks as they rallied to unprecedented highs. By the end of the reporting period, the average yield of a AAA-rated 30-year general obligation municipal bond was 4.96 percent, down from 5.38 percent a year earlier.
    In the intervening months, state and local governments took advantage of lower interest rates and issued bonds to refinance older, higher-yielding securities, as well as fund new projects. During the first half of 1998, new issues of long-term municipal bonds soared to $146.4 billion, up from $94.6 billion during the first half of 1997. Almost half of the new issues were insured and rated AAA. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding securities and narrowed the spread between yields of higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality* as of June 30, 1998


AAA..................  63.3%
AA...................  10.8%
A....................  12.3%
BBB..................  13.6%

*As a Percentage of Long-Term investments
Based upon the highest credit qualaity ratings by Standard & Poor's or Moddy's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We enhanced the credit quality of the Trust by replacing lower-quality bonds with AAA-rated insured securities. Under current market conditions, higher-quality bonds yield almost as much as lower-quality bonds but carry far less credit risk. In addition, they tend to perform best when interest rates are falling, which was the case for most of the

                                                        Continued on page  three
reporting period. We had little trouble finding such bonds because AAA-rated securities comprise more than 60 percent of new municipal bond issues in California.
    We limited the number of purchases during the period because market yields were lower than the average yields of bonds in the portfolio. Most of our acquisitions were designed to offset changes in the portfolio caused by market shifts. Due to the decline in interest rates, for example, approximately $2.3 million worth of bonds in the portfolio were prerefunded for calls this year, and another $11 million were priced to call dates in the following two years. In order to compensate for the potential loss of these bonds, which account for about 24 percent of the Trust, we purchased noncallable long-term bonds and long-term bonds with 10 years' worth of call protection.
    Our acquisitions favored zero coupon bonds and other deep discount bonds because these bonds have the potential to appreciate in value faster than par or premium bonds during periods of falling interest rates. Discount bonds also have a longer duration, which makes them more sensitive to changing rates. Our purchases of discount bonds helped to offset the decline in the Trust's duration due to prerefundings and repricings of bonds to their call dates. As of June 30, the duration of the Trust was 7.65 years, compared with 8.32 years for the Lehman Brothers California Municipal Bond Index minus bonds with maturities of five years or less. Looking ahead, we hope to lengthen the Trust's duration in order to match the duration of the index.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
AS OF JUNE 30, 1998

Single-Family Housing...................................    17.4%
Tax District............................................    12.0%
Transportation..........................................    10.8%
Public Education........................................     9.2%
Health Care.............................................     8.8%

* As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the 12-month period ended June 30, 1998, the Trust generated a total return of 7.77 percent(1). This reflects a decrease in market price per common share from $12.1875 on June 30, 1997, to $12.1250 on June 30, 1998, plus reinvestment of dividends. The Trust had a tax-exempt distribution rate of 5.69 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 9.81 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 42 percent).
    As a result of a moderate decline in the Trust's earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0625 to $0.0575 per common share payable December 31, 1997. Please refer to the chart on page five for additional performance numbers.

                                                         Continued on page  four

                           [DIVIDEND HISTORY GRAPH]

TWELVE-MONTH DISTRIBUTION HISTORY
FOR THE PERIOD ENDED JUNE 30, 1998

                            Distribution per Common Share
Jul 1997.....................  $.0625
Aug 1997.....................  $.0625
Sep 1997.....................  $.0625
Oct 1997.....................  $.0625
Nov 1997.....................  $.0625
Dec 1997.....................  $.2782
Jan 1998.....................  $.0575
Feb 1998.....................  $.0575
Mar 1998.....................  $.0575
Apr 1998.....................  $.0575
May 1998.....................  $.0575
Jun 1998.....................  $.0575

The distribution history represents past performance of the Trust and does not predict the Trusts future distributions.

ECONOMIC OUTLOOK
    We expect economic growth in the second half of 1998 will slacken from its brisk first-quarter pace, due to the Asian economic crisis, General Motors strike, and slowing inventory buildup by American industry. The bond market itself is suggesting a slowdown: the yield spread between short-term and long-term Treasury securities is almost flat, a configuration that typically indicates economic moderation.
    We believe there is little chance that the Fed will raise rates during the coming months unless price pressures build and the economic slowdown is short-lived. One indicator we will be watching closely is the consumer price index, because its growth rate has begun to accelerate. If inflation rises sharply and the Fed does decide to raise rates, long-term bond yields will likely top 6.00 percent. Otherwise, yields are likely to remain within their recent range, between 5.50 percent and 6.00 percent.
    In the meantime, we will closely monitor market developments and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to maximizing the distribution of tax-free dividends to our investors and enhancing the total returns of the Trust. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,


[SIG]
Don G. Powell
Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

                                               Please see footnotes on page five

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)

 TOTAL RETURNS

One-year total return based on market price(1)............     7.77%
One-year total return based on NAV(2).....................    11.40%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.69%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.81%

 SHARE VALUATIONS

Net asset value...........................................    $10.67
Closing common stock price................................   $12.125
One-year high common stock price (10/07/97)...............  $12.9375
One-year low common stock price (04/22/98)................   $11.250
Preferred share rate(5)...................................     3.85%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998



---------------------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  95.7%
$   790   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd)........................    6.000%  12/15/15  $   850,751
    500   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)...............    6.000   08/01/09      541,710
  1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)................................    6.000   03/01/16    1,046,850
  1,300   California Hlth Fac Fin Auth Rev Insd Episcopal
          Homes Ser A......................................    7.800   07/01/15    1,327,287
  1,500   California Hlth Fac Fin Auth Rev Saint Joseph
          Hlth Sys Ser A (Prerefunded @ 07/01/01)..........    6.750   07/01/21    1,643,385
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)............................................    6.100   08/01/29    1,060,340
  2,000   California Hsg Fin Agy Rev Home Mtg Ser N........    6.375   02/01/27    2,146,800
  2,785   California Hsg Fin Agy Rev Homeowner Mtg Ser D...        *   08/01/20      511,270
 13,030   California Hsg Fin Agy Rev Homeowner Mtg Ser D
          (AMBAC Insd).....................................        *   08/01/20    2,392,047
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)................................    5.850   08/01/17    1,041,600
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd).................    6.000   07/01/27    2,120,680
    885   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized)..............    7.800   02/01/28    1,012,821
     45   California St (MBIA Insd)........................    6.000   10/01/14       48,747
    755   California St (Prerefunded @ 10/01/02) (MBIA
          Insd)............................................    6.000   10/01/14      826,378
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................    6.300   10/01/10    1,130,070
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................    6.375   10/01/14    1,134,160
  1,000   California St Ser BH (FSA Insd)..................    5.400   12/01/15    1,020,470
  1,000   California St Ser BH (FSA Insd)..................    5.500   12/01/24    1,015,580
  3,000   California Statewide Cmntys Dev Auth Spl Fac
          United Airls.....................................    5.625   10/01/34    3,034,650
    785   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd)........................    6.250   09/01/11      874,663
  1,000   Contra Costa, CA Tran Auth Sales Tax Rev Ser A...    6.875   03/01/07    1,138,580
  1,000   Desert Hosp Dist CA Hosp Rev Ctfs Partn Desert
          Hosp Corp Proj (Prerefunded @ 07/01/00)..........    8.100   07/01/20    1,100,410
  1,280   El Cerrito, CA Redev Agy Tax Alloc (MBIA Insd)...    5.250   07/01/15    1,300,928
  2,000   Emeryville, CA Pub Fin Auth Rev Hsg Increment Sub
          Lien A (Prerefunded @ 02/01/01)..................    7.875   02/01/15    2,221,740
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)................................    5.250   12/01/19    1,003,790
  3,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A.............................        *   01/01/28      608,730

                                            See Notes to Financial Statements

                                 June 30, 1998



--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Conv
          Cap Apprec Sr Lien Ser A (a).....................  0/7.050%  01/01/10  $   790,710
  5,435   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Sr Lien Ser A.............................        *   01/01/19    1,801,159
  1,225   Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA Insd)...    6.550   08/01/20    1,452,691
    790   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/10      430,037
    800   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj.............................................        *   03/01/11      410,824
  1,292   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd).............................    7.375   12/15/06    1,417,531
  1,390   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C................................................    5.000   07/01/37    1,349,398
  1,800   Mountain View Los Altos CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)...........................    5.625   08/01/16    1,842,030
  3,095   Paramount, CA Redev Agy Tax Alloc Redev Proj Area
          No 1 Ser B (Prerefunded @ 08/01/03) (MBIA
          Insd)............................................        *   08/01/26      533,640
  1,350   Pomona, CA Pub Fin Auth Rev SW Pomona Redev Proj
          W Rfdg (MBIA Insd)...............................    5.000   02/01/24    1,318,504
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd).................................    5.000   08/01/28      971,920
  1,210   San Jose, CA Redev Tax Alloc Hsg Set Aside Mergd
          Area Ser E (MBIA Insd)...........................    5.750   08/01/17    1,284,875
    865   Santa Barbara, CA Ctfs Partn.....................    7.650   05/01/15      930,359
  1,450   Santa Barbara, CA Ctfs Partn Wtr Sys Impt Proj &
          Rfdg (AMBAC Insd)................................    6.700   04/01/27    1,583,965
     85   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser B (GNMA Collateralized)......................    7.750   03/01/24       89,468
    600   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs......................................    5.500   07/01/20      603,552

                                               See Notes to Financial Statements

                                 June 30, 1998



--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   University of CA Rev Resh Facs Ser C Rfdg (FSA
          Insd)............................................    5.000%  09/01/24  $   976,390
  2,000   Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg (Prerefunded @
          08/01/01)........................................    7.300   08/01/21    2,229,780
                                                                                 -----------
TOTAL LONG-TERM INVESTMENTS  95.7%
  (Cost $47,919,624)...........................................................   52,171,270
SHORT-TERM INVESTMENTS  1.3%
  (Cost $700,000)..............................................................      700,000
                                                                                 -----------
TOTAL INVESTMENTS  97.0%
  (Cost $48,619,624)...........................................................   52,871,270
OTHER ASSETS IN EXCESS OF LIABILITIES  3.0%....................................    1,652,315
                                                                                 -----------
NET ASSETS  100.0%.............................................................  $54,523,585
                                                                                 ===========
* Zero coupon bond

(a) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

                                 10            See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998


--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $48,619,624)........................  $52,871,270
Cash........................................................       20,858
Receivables:
  Investments Sold..........................................      998,611
  Interest..................................................      902,873
Other.......................................................        4,406
                                                              -----------
      Total Assets..........................................   54,798,018
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions--Preferred Shares....................       59,068
  Investment Advisory Fee...................................       26,897
  Affiliates................................................        9,596
Trustees' Deferred Compensation and Retirement Plans........       92,089
Accrued Expenses............................................       86,783
                                                              -----------
      Total Liabilities.....................................      274,433
                                                              -----------
NET ASSETS..................................................  $54,523,585
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,236,436 shares issued and
  outstanding)..............................................       32,364
Paid in Surplus.............................................   29,336,568
Net Unrealized Appreciation.................................    4,251,646
Accumulated Net Realized Gain...............................      767,318
Accumulated Undistributed Net Investment Income.............      135,689
                                                              -----------
      Net Assets Applicable to Common Shares................   34,523,585
                                                              -----------
NET ASSETS..................................................  $54,523,585
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($34,523,585 divided by
  3,236,436 shares outstanding).............................  $     10.67
                                                              ===========

                                     11        See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,287,269
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     326,219
Preferred Share Maintenance.................................      62,089
Accounting Services.........................................      34,447
Audit.......................................................      29,565
Trustees' Fees and Expenses.................................      23,998
Custody.....................................................       8,863
Legal.......................................................       5,538
Other.......................................................      47,585
                                                              ----------
    Total Expenses..........................................     538,304
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,748,965
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $1,007,981
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,593,450
  End of the Period.........................................   4,251,646
                                                              ----------
Net Unrealized Appreciation During the Period...............     658,196
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,666,177
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,415,142
                                                              ==========

                                       12      See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997


------------------------------------------------------------------------------------------

                                                              Year Ended      Year Ended
                                                             June 30, 1998   June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $ 2,748,965     $ 2,852,759
Net Realized Gain...........................................    1,007,981         556,587
Net Unrealized Appreciation During the Period...............      658,196         685,695
                                                              -----------     -----------
Change in Net Assets from Operations........................    4,415,142       4,095,041
                                                              -----------     -----------
Distributions from Net Investment Income:
  Common Shares.............................................   (2,306,556)     (2,405,288)
  Preferred Shares..........................................     (718,601)       (678,245)
                                                              -----------     -----------
                                                               (3,025,157)     (3,083,523)
Distributions from Net Realized Gain--Common Shares.........     (711,433)       (490,372)
                                                              -----------     -----------
  Total Distributions.......................................   (3,736,590)     (3,573,905)
                                                              -----------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      678,552         521,136
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..............................................      222,838         224,216
                                                              -----------     -----------
TOTAL INCREASE IN NET ASSETS................................      901,390         745,352
NET ASSETS:
Beginning of the Period.....................................   53,622,195      52,876,843
                                                              -----------     -----------
End of the Period (Including accumulated undistributed net
  investment income of $135,689 and $411,881,
  respectively).............................................  $54,523,585     $53,622,195
                                                              ===========     ===========

                                       13      See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.



---------------------------------------------------------------------------------------------

                                        -----------------------------------------------------
                                          1998        1997       1996       1995       1994

---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)..........................   $10.450     $10.283    $10.395    $10.301    $10.963
                                         -------      ------     ------     ------     ------
  Net Investment Income...............      .851        .888       .919       .951       .956
  Net Realized and Unrealized
    Gain/Loss.........................      .524        .393      (.001)      .111      (.740)
                                         -------     -------     ------     ------     ------
Total from Investment Operations......     1.375       1.281       .918      1.062       .216
                                         -------     -------     ------     ------     ------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.......      .715        .750       .750       .725       .712
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................      .222        .211       .230       .237       .156
  Distributions from Net Realized Gain
    Paid to Common Shareholders.......      .221        .153       .050       .006       .010
                                         -------     -------     ------     ------     ------
Total Distributions...................     1.158       1.114      1.030       .968       .878
                                         -------     -------     ------     ------     ------
Net Asset Value, End of the Period....   $10.667     $10.450    $10.283    $10.395    $10.301
                                         =======     =======    =======    =======    =======
Market Price Per Share at End of the
  Period..............................   $12.125    $12.1875    $10.875    $10.750    $10.625
Total Investment Return at Market
  Price (b)...........................     7.77%      21.40%      9.02%      8.67%      4.32%
Total Return at Net Asset Value (c)...    11.40%      10.76%      6.62%      8.47%       .35%
Net Assets at End of the Period (In
  millions)...........................     $54.5       $53.6      $52.9      $53.0      $52.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**............................     1.57%       1.58%      1.65%      1.65%      1.53%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...................     5.91%       6.51%      6.57%      7.02%      7.28%
Portfolio Turnover....................       53%         30%        19%        16%        11%

 *  Non-Annualized
**  Ratio of Expenses to Average Net
    Assets Including Preferred
    Shares.............................  .99%     .99%     1.03%    1.02%   .97%

*** If certain expenses had not been assumed by Van Kampen, the annualized Ratio of Expenses to Average Net Assets Applicable to Common Shares, Ratio of Expenses to Average Net Assets Including Preferred Shares and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991, 1.31%, 1.13% and 6.21% for the year ended June 30, 1990, and 1.09%, 1.09%
    and 6.04% for the period ended June 30, 1989.

(a) Net Asset Value at November 1, 1988 of $9.300 is adjusted for common share offering costs of $.145 per common share. Net asset value at June 30, 1989 of $9.416 is adjusted for preferred share offering costs of $.204 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

---------------------------------------------------------------------

                                                 November 1, 1988
                                                  (Commencement
Year Ended June 30                                of Investment
-------------------------------------------       Operations) to
       1993      1992      1991      1990         June 30, 1989
-----------------------------------------------------------------
      $10.147    $9.408    $9.095    $9.212            $9.155
      -------    ------    ------    ------            ------
         .968      .946      .975      .719              .385
         .788      .719      .313     (.117)             .261
      -------    ------    ------    ------            ------
        1.756     1.665     1.288      .602              .646
      -------    ------    ------    ------            ------
         .663      .654      .648      .648              .385
         .167      .245      .327      .071               -0-
         .110      .027       -0-       -0-               -0-
      -------    ------    ------    ------            ------
         .940      .926      .975      .719              .385
      -------    ------    ------    ------            ------
      $10.963   $10.147    $9.408    $9.095            $9.416
      =======    ======    ======    ======            =======
      $10.875    $9.875    $9.750    $9.125            $9.875
       18.49%     8.44%    14.51%     (.95%)            2.92%*
       16.19%    15.54%    10.85%     4.27%            (2.43%)*
        $54.5     $51.9     $49.5    $ 48.4            $ 29.3
        1.57%     2.07%     1.88%***   .50%***           .87%***
        7.62%     7.74%     6.98%***  7.01%***          6.26%***
          18%       41%       99%      100%               57%*

         .98%     1.26%     1.11%**    .43%***            N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                 June 30, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1998, cost of long- and short-term investments for federal income tax purposes is $48,619,624; the aggregate gross unrealized appreciation is $4,251,646 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $4,251,646.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 1998, the Trust recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended June 30, 1998, the Trust recognized expenses of approximately $40,700 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                                 June 30, 1998
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At June 30, 1998 and June 30, 1997, paid in surplus related to common shares aggregated $29,336,568 and $29,113,921, respectively.

    Transactions in common shares were as follows:

                                                 YEAR ENDED     YEAR ENDED
                                                JUNE 30, 1998  JUNE 30, 1997
----------------------------------------------------------------------------
Beginning Shares.........................          3,217,303       3,197,321
Shares Issued Through Dividend
  Reinvestment...........................             19,133          19,982
                                                   ---------       ---------
Ending Shares............................          3,236,436       3,217,303
                                                   =========       =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,727,429 and $31,074,930, respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 1998, was 3.85%, and for the year then ended rates ranged from 3.25% to 4.25%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital California Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Municipal Trust as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
STEVEN MULLER
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

     The Joint Annual Meeting of Shareholders of the Trust was held on June 26, 1998, where shareholders voted on the election of Trustees and the selection of KPMG Peat Marwick LLP as independent accountants.

     1) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                                      # of Shares
                                                             -----------------------------
                                                                 In Favor         Withheld
------------------------------------------------------------------------------------------
Don G. Powell                                                   2,185,277          23,959
Hugo F. Sonnenschein                                            2,185,277          23,959

     2) With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust 394 shares voted in his favor and 0 shares withheld.

     3) With regard to the ratification of KPMG Peat Marwick LLP as independent accountants for the Trust, 2,174,389 shares voted in favor of the proposal, 3,400 shares voted against and 31,840 shares abstained.

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       24